UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2012, OncoGenex Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Leerink Swann LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters identified therein (collectively, the “Underwriters”), pursuant to which the Company agreed to offer and sell up to 4,165,000 shares of its common stock, par value $0.001 per share, at a price of $12.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase an additional 624,750 shares of the Company’s common stock to cover overallotments, if any. The Company expects to receive approximately $50 million in gross proceeds from the Offering before underwriting discounts and commissions and Offering expenses.

The Underwriting Agreement contains representations, warranties and covenants that are customary for transactions of this type. The shares are expected to be delivered to the Underwriters on or about March 21, 2012, subject to the satisfaction of customary closing conditions.

The shares were registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3 (Registration No. 333-177719), which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 21, 2011. In connection with this Offering, the Company filed with the SEC a preliminary prospectus supplement on March 15, 2012 pursuant to Rule 424(b) under the Securities Act.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The opinion of the Company’s counsel regarding the validity of the shares issued pursuant to the Offering is also filed as Exhibit 5.1.

Item 8.01 Other Events.

On March 16, 2012, the Company issued a press release titled “OncoGenex Pharmaceuticals, Inc. Prices $50 Million Public Offering.” A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and Leerink Swann LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the Underwriters, dated March 16, 2012

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press release of OncoGenex Pharmaceuticals, Inc. dated March 16, 2012

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s intention to conduct a public offering of common stock. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among others, the ability to manage successfully and complete the public offering, the general economic and/or market conditions and the factors set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the prospectus supplement related to the Offering. The Company undertakes no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: March 16, 2012	/s/ Cameron Lawrence
Cameron Lawrence Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and Leerink Swann LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the Underwriters, dated March 16, 2012

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in its opinion filed as Exhibit 5.1)

99.1	Press release of OncoGenex Pharmaceuticals, Inc. dated March 16, 2012

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